UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 4, 2012 (August 31, 2012)

Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2012, Mr. David N. Warnecke, Senior Vice President of Marketing of Arch Coal, Inc. (the “Company”) announced he will retire from the Company in May 2014.  As part of his retirement plan, Mr. Warnecke will step down from his current position on December 31, 2012 and transition to a new role until his retirement date spearheading the Company’s efforts to expand and strengthen its transportation, logistics and supply chain capabilities.

Item 7.01               Regulation FD Disclosure.

On August 31, 2012, the Company issued a press release announcing the retirement of Mr. Warnecke described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is attached hereto and furnished herewith.

Exhibit No.	Description
99.1	Press release dated August 31, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2012	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President—Law, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 31, 2012.